USA GROUP SECONDARY MARKET SERVICES, INC.               Page 1

     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     I. ORIGINAL DEAL PARAMETER INPUTS
     (A) Original Bond Balance                           $283,600,000.00
     (B) Original Pool Balance                           $271,730,159.84
     (C) Class A-1 Senior Note Percent                            68.61%
     (D) Original Class A-1 Senior Note Balance          $194,576,000.00
     (E) Class A-1 Senior Note Interest Margin                     0.70%
     (F) Class A-2 Senior Note Percent                            27.89%
     (G) Original Class A-2 Senior Note Balance           $79,098,000.00
     (H) Class A-2 Senior Note Interest Margin                     0.24%
     (I) Subordinate Note Percent                                  3.50%
     (J) Original Subordinate Note Balance                 $9,926,000.00
     (K) Subordinate Note Interest Margin                          0.60%
     (L) Reserve Account
           (i) Initial Deposit Percentage                          1.50%
           (ii) Initial Deposit Amount                     $4,254,000.00
           (iii) Target Balance
             (as percent of aggregate outstanding bond balance)    1.50%
           (iv) Floor Amount                               $2,836,000.00

     II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
     (A) Total Outstanding Bond Balance                  $283,600,000.00
     (B) Total Bond Factor                                      1.000000
     (C) Pool Balance                                    $269,863,086.45
     (D) Pool Factor                                          0.99312894
     (E) Class A-1 Notes
           (i) Note Balance                              $194,576,000.00
           (ii) Note Pool Factor                                1.000000
           (iii) Principal Shortfall                               $0.00
     (F) Class A-2 Notes
           (i) Note Balance                               $79,098,000.00
           (ii) Note Pool Factor                                1.000000
           (iii) Principal Shortfall                               $0.00
     (G) Subordinate Notes
           (i) Note Balance                                $9,926,000.00
           (ii) Note Pool Factor                                1.000000
           (iii) Principal Shortfall                               $0.00
     (H) Cumulative Defaults, This Year                    $1,621,473.91
     (I) Cumulative Defaults                               $1,621,473.91

     III. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Class A-1 Noteholders' Interest Carryover Shortfall       $0.00
     (B) Class A-1 Noteholders' Interest T-Bill Carryover
        (This can only be paid quarterly, after parity has
         been reached)                                             $0.00
     (C) Class A-2 Noteholders' Interest Carryover Shortfall       $0.00
     (D) Class A-2 Noteholders' Interest LIBOR Carryover
        (This can only be paid quarterly, after parity has
         been reached)                                             $0.00
     (E) Subordinate Noteholders' Interest Carryover Shortfall     $0.00
     (F) Subordinate Noteholders' Interest LIBOR Carryover
        (This can only be paid quarterly, after parity has
         been reached)                                             $0.00
     (G) Unpaid Servicing Fees                                     $0.00
     (H) Unpaid Administration Fees                                $0.00
     (I) Unpaid Servicing Fee Shortfalls                           $0.00
     (J) Excess Monthly Available Funds from Prior Periods $1,072,851.45
     (K) Draw from Current Period's Collection Account
         in Prior Periods                                          $0.00
     (L) Reserve Account Balance                           $4,254,000.00
     (M) Collateral Reinvestment Account Balance           $3,068,029.29
     (N) Class A-1 Interest Account Balance                $1,847,993.53
     (O) Cumulative New Loans This Quarter                 $2,326,321.61
     (P) Cumulative Serial Loans This Quarter              $2,900,026.62
     (Q) Cumulative Consolidation Loans This Quarter,
         From Within the Trust                                     $0.00
     (R) Cumulative Consolidation Loans This Quarter,
         From Outside the Trust                            $1,120,291.43
     (S) Cumulative Accrued Interest to be Capitalized
         This Quarter, From Collateral Investment Account  $1,153,808.51
     (T) Cumulative Accrued Interest to be Capitalized
         This Quarter, From Collections                            $0.00
     (U) Borrower Interest Accrued During Prior Two
         Monthly Collection Periods                        $3,502,287.94
     (V) Interest Subsidy Payments Accrued During Prior
         Two Monthly Collection                              $273,584.78
     (W) SAP Accrued During Prior Two Monthly
         Collection Periods                                   $45,682.06
     (X) Reinvestment Earnings Accrued During Prior
         Two Monthly Collection Periods                       $89,875.87
     (Y) Origination Fees Accrued During Prior Two Monthly
         Collection Periods                                    $5,601.46
     (Z) Servicing Fees Accrued During Prior Two Monthly
         Collection Periods                                  $262,958.68
     (AA) Administration Fees Accrued During Prior Two
         Monthly Collection Periods                           $17,920.77
     (AB) Monthly Consolidation Loan Rebate Fees Accrued
          During Prior Two Monthly collections Periods       $183,974.00

                USA GROUP SECONDARY MARKET SERVICES, INC.               Page 2
     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     IV. INTEREST RATE CALCULATION  -  Quarterly and Monthly

     (A) 91-Day T-Bill                          From        To  Days     Rate
           (i) First Accrual Period         10/28/96  10/28/96     1   5.1400%
           (ii) Second Accrual Period       10/29/96  11/04/96     7   5.1800%
           (iii)Third Accrual Period        11/05/96  11/12/96     8   5.1800%
           (iv) Fourth Accrual Period       11/13/96  11/18/96     6   5.1800%
           (v) Fifth Accrual Period         11/19/96  11/25/96     7   5.1600%
           (vi) Sixth Accrual Period        11/26/96  12/02/96     7   5.1600%
           (vii) Seventh Accrual Period     12/03/96  12/09/96     7   5.1100%
           (viii) Eighth Accrual Period     12/10/96  12/16/96     7   4.9600%
           (ix) Ninth Accrual Period        12/17/96  12/23/96     7   4.8800%
           (x) Tenth Accrual Period         12/24/96  12/30/96     7   5.0500%
           (xi) Eleventh Accrual Period     12/31/96  01/06/97     7   5.2200%
           (xii) Twelfth Accrual Period     01/07/97  01/13/97     7   5.1600%
           (xiii) Thirteenth Accrual Period 01/14/97  01/26/97    13   5.1800%
           (xiv) Fourteenth Accrual Period                         0   0.0000%
           (xv) Fifteenth Accrual Period                           0   0.0000%

                                                    Quarterly        Monthly
     (B) Days in Year                                      365             360
     (C) One Month LIBOR                                               5.66797%
     (D) Actual Days in Interest Period                     91              31

     (E) Borrower Interest Accrued During
         Collection Period                       $5,297,569.25   $1,795,281.31
     (F) Interest Subsidy Payments Accrued During
         Collection Period                         $400,140.86     $126,556.08
     (G) SAP Accrued During Collection Period      $ 60,248.61      $14,566.55
     (H) Reinvestment Earnings Accrued During
         Collection Period (VIII(A+B+C+D))         $136,641.44      $46,765.57
     (I) Origination Fees Accrued During
         Collection Period (VIII(F))                 $8,554.83       $2,953.37
     (J) Servicing and Administration Fees Accrued
         During Collection Period (V(E)+VII(E))    $416,330.35     $135,450.90
     (K) Monthly Consolidation Loan Rebate Fee
         Accrued During Collection Period(VII(A))  $275,735.00      $91,761.00
     (L) Net Expected Interest Collections
         (IV(E+F+G+H-I-J-K))                     $5,193,979.98   $1,753,004.24
     (M) Student Loan Rate with Respect to T-Bill
         Notes ((IV(B)/IV(D))*IV(L)/(II(A))-Quarterly                  7.34591%
     (N) Student Loan Rate with Respect to LIBOR Notes
         ((360/IV(D))*IV(L)/(II(A))                                    7.17823%
     (O) Class A-1 T-Bill Calculation Rate  - Quarterly                5.82264%
     (P) Class A-1 Interest Rate (MIN(IV(M),IV(O))) - Quarterly        5.82264%
     (Q) Class A-2 LIBOR Calculation Rate (IV(C)+I(H))                 5.90797%
     (R) Class A-2 Interest Rate (MIN(IV(N),IV(Q)))                    5.90797%
     (S) Subordinate Note LIBOR Calculation Rate (IV(C)+I(K))          6.26797%
     (T) Subordinate Note Interest Rate (MIN(IV(N),IV(S)))             6.26797%

     V. SERVICING FEE CALCULATION  -  Monthly
     (A) Pool Balance as of the End of the Collection Period   $269,783,651.37
     (B) Maximum Servicing Fee Rate (annualized, as percentage
         of outstanding pool balance)                                     1.00%
     (C) Maximum Servicing Fee Amount (V(A)*V(B)/12)               $224,819.71
     (D) Servicing Cost (uncapped servicing fee)                   $126,458.11
     (E) Servicing Fee Due (MIN(V(C),V(D)))                        $126,458.11
     (F) Servicing Fee Shortfall (V(D)-V(E))                             $0.00

     VI. CASH INPUTS  -  Monthly
     (A) Total Interest Collections
         (Including Liquidations, Not Including Recoveries)      $1,282,616.34
     (B) Total Principal Collections (Including Liquidations
         and Repurchased Contracts, Not Including Recoveries)    $3,691,249.54
     (C) SAP                                                             $0.00
     (D) Subsidy Payments                                                $0.00
     (E) Recoveries (Principal and Interest) and Other Charges           $0.00

     VII. OTHER INPUTS (FROM SERVICER)  -  Monthly
     (A) Monthly Consolidation Loan Rebate Fee                      $91,761.00
     (B) Accrued Interest to be Capitalized
           (i) Beginning Accrued Interest            $3,282,955.17
           (ii) Beginning Accrued Interest
                for Purchased (New and Serial) Loans    $50,253.71
           (iii) Negative Amortization                 $646,126.65
           (iv) Ending Accrued Interest              $3,103,054.08
           (v) Accrued Interest to be Capitalized
               (-i-ii+iii+iv)                                      $415,971.85

               USA GROUP SECONDARY MARKET SERVICES, INC.                Page 3
     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     (C) New Loans
           (i) Outstanding Balance                              $2,640,643.90
           (ii) Purchase Premium                                $   66,016.10
     (D) Serial Loans
           (i) Outstanding Balance                                $340,218.27
           (ii) Purchase Premium                                   $ 8,505.46
     (E) Consolidation Loans
           (i) Consolidation Amount from within the Trust               $0.00
           (ii) Consolidation Amount from outside the Trust       $590,673.33

     VIII. INPUTS FROM OTHER SOURCES  -  Monthly
     (A) Collection Account Investment Income                      $11,158.75
     (B) Reserve Account Investment Income                         $18,637.00
     (C) Collateral Reinvestment Account Investment Income         $12,874.69
     (D) Class A-1 Interest Account Investment Income               $4,095.13
     (E) Administration Fee for the Current Period                  $8,992.79
     (F) Loan Origination Fees                                      $2,953.37
     (G) Draw from Collection Account of Subsequent
         Monthly Collections                                            $0.00
     (H) Transfer from Collection Account to the Collateral
         Reinvestment Account                                   $3,691,249.54
     (I) Draw from Collateral Reinvestment Account for
         Accrued Interest                                         $415,971.85
     (J) Class A-1 Planned Balance                            $194,576,000.00
     (K) Unpaid Purchase Premium Amounts                                $0.00

     IX. PRINCIPAL INPUTS  -  Quarterly Reconciliation
     (A) Student Loan Principal Collections
           (i) Regular Principal Collections            $6,401,226.68
           (ii) Principal Collections from Guarantors   $5,045,656.03
           (iii) Principal Collections for Consolidations       $0.00
           (iv) Loan Principal Repurchased by SMS               $0.00
           (v) Loan Principal Repurchased by Servicer           $0.00
           (vi) Total Principal Collections (i+ii+iii+iv+v)   $11,446,882.71
     (B) Student Loan Principal Additions
           (i) New Loan Additions                       $4,966,965.51
           (ii) Serial Loan Additions                   $3,240,244.89
           (iii) Consolidation Loan Additions
                 (a) Consolidation Amount from Within the Trust
                                                            $0.00
                 (b) Consolidation Amount from Outside the Trust
                                                        $1,710,964.76
           (iv) Total Principal Additions (i+ii+iii)           $9,918,175.16
     (C) Non-Cash Principal Adjustments
           (i) Realized Losses                                 $0.00
           (ii) Waived Principal/Other Adjustments       $120,507.89
           (iii) Total Non-Cash Principal Adjustments (i+ii)      $120,507.89
     (D) Accrued Interest to be Capitalized                     $1,569,780.36
     (E) Net Reduction/(Increase) in Student Loan
         Principal Balance (IX(A(vi)-B(iv)+C(iv)-D))              $ 79,435.08

     X. UNINSURED LOSS AND RECOVERIES REPORTING FOR THE PERIOD  -  Quarterly
     (A) Realized Losses
           (i) Principal Amount (IX(C(i)))                  $0.00
           (ii) Interest Amount                             $0.00
           (iii) Total Realized Losses (i+ii)                           $0.00
     (B) Defaults This Quarter                                  $5,306,410.69
     (C) Current Year's Cumulative Defaults (II(H)+X(B))        $6,927,884.60
     (D) Cumulative Defaults to Date (II(I)+X(B))               $6,927,884.60

                 USA GROUP SECONDARY MARKET SERVICES, INC.             Page 4
     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     XI. PORTFOLIO CHARACTERISTICS
     (A) Characteristics of Portfolio at Beginning of Period
                              WAC  # Loans         %       $ Amount          %
     - Stafford Loans:      8.13%  50,311     68.07% $113,744,466.37    42.15%
     - SLS Loans            8.76%   6,921      9.36%  $20,231,168.02     7.50%
     - PLUS Loans           8.74%   9,139     12.37%  $31,085,144.81    11.52%
     - Consolidation Loans  8.76%   7,538     10.20% $104,802,307.25    38.84%
                            8.49%  73,909    100.00% $269,863,086.45   100.00%
                              WAC  # Loans         %       $ Amount          %
      - In School           8.06%   3,163      4.28%   $8,909,171.58     3.30%
      - Grace               8.13%   1,512      2.05%   $4,164,227.58     1.54%
      - Repayment           8.51%  46,240     62.56% $162,463,293.02    60.20%
      - Forbearance         8.54%   8,604     11.64%  $39,579,377.88    14.67%
      - Deferment           8.40%   4,917      6.65%  $17,845,846.78     6.61%
      - Delinquencies       8.54%   8,709     11.78%  $34,238,972.24    12.69%
      - Claims Filed
          Awaiting Payment  8.46%     764      1.03%   $2,662,197.37     0.99%
                            8.49%  73,909    100.00% $269,863,086.45   100.00%

     (B) Characteristics of Remaining Portfolio
                              WAC  # Loans         %       $ Amount          %
     - Stafford Loans:      8.14%  52,368     68.21% $113,821,341.64    42.19%
     - SLS Loans            8.76%   6,972      9.08%  $19,221,452.66     7.12%
     - PLUS Loans           8.74%   9,808     12.77%  $32,307,881.97    11.98%
     - Consolidation Loans  8.75%   7,629      9.94% $104,432,975.10    38.71%
                            8.50%  76,777    100.00% $269,783,651.37   100.00%
                              WAC  # Loans         %       $ Amount          %
      - In School           8.07%   3,051      3.97%   $8,700,939.87     3.23%
      - Grace               8.06%     841      1.10%   $2,366,075.89     0.88%
      - Repayment           8.51%  49,289     64.20% $160,485,296.00    59.49%
      - Forbearance         8.55%   9,266     12.07%  $43,510,084.46    16.13%
      - Deferment           8.39%   5,107      6.65%  $18,640,346.20     6.91%
      - Delinquencies       8.54%   8,810     11.47%  $34,539,243.69    12.80%
      - Claims Filed
        Awaiting Pmt        8.63%     413      0.54%   $1,541,665.26     0.57%
                            8.50%  76,777    100.00% $269,783,651.37   100.00%

                              WAC  # Loans         %       $ Amount          %
      - 30-60 Days Dlnq     8.58%   3,650      4.75%  $15,048,248.60     5.58%
      - 61-90 Days Dlnq     8.54%   2,150      2.80%   $8,351,805.45     3.10%
      - 91-120 Days Dlnq    8.51%   1,308      1.70%   $4,901,488.62     1.82%
      - 120 Days Delinquent 8.48%   1,702      2.22%   $6,237,701.02     2.31%
      - Claims Filed
        Awaiting Pmt        8.63%     413      0.54%   $1,541,665.26     0.57%
                            8.54%   9,223     12.01%  $36,080,908.95    13.37%

                              WAC  # Loans         %       $ Amount          %
      - Traditional         8.51%  51,707     67.35% $216,471,762.09    80.24%
      - Vocational/
        Proprietary         8.43%  25,070     32.65%  $53,311,889.28    19.76%
                            8.50%  76,777    100.00% $269,783,651.37   100.00%

                USA GROUP SECONDARY MARKET SERVICES, INC.                Page 5
       QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     A. MONTHLY CASH
     (A) Total Interest Collections  (Including Liquidations,
         Not Including Recoveries)(VI(A))                        $1,282,616.34

     (B) Total Principal Collections (Including Liquidations and
         Repurchased Contracts, Not Including Recoveries)(VI(B)) $3,691,249.54
     (C) SAP (VI(C))                                                     $0.00
     (D) Subsidy Payments (VI(D))                                        $0.00
     (E) Proceeds of Recoveries (VI(E))                                  $0.00
     (F) Draw from the Collateral Reinvestment Account for
         Accrued Interest (VIII(I))                                $415,971.85
     (G) Investment Earnings (VIII(A+B+C+D))                        $46,765.57
     (H) Excess Cash From Previous Months (III(J))               $1,072,851.45
     (I) Draw from Current Period's Collection Account in
         Prior Periods (III(K))                                          $0.00
     (J) Monthly Consolidation Loan Rebate Fee (VII(A))             $91,761.00
     (K) Transfer from Collection Account to the Collateral
         Reinvestment Account(VII(H))                            $3,691,249.54
     (L) Required Distributions
           (i) Servicing Fee Due                      $126,458.11
           (ii) Administrative Fee Due                  $8,992.79
           (iii) Class A-1 Noteholders'
                 Interest Distribution Amount         $976,610.29
           (iv) Class A-2 Noteholders'
                Interest Distribution Amount          $402,404.64
           (v) Subordinate Noteholders'
               Interest Distribution Amount            $53,574.78
           (vi) Principal Distribution Amount               $0.00
           (vii) Total Required Distributions
                 (i+ii+iii+iv+v+vi)                              $1,568,040.60
     (M) Draw From Reserve Fund Due to Insufficient Cash Available       $0.00
                MIN(III(L),(MIN(0,(A(A+B+C+D+E+F+G+H-I-J-K-L)))*-1))
     (N) Draw from Collection Account of Subsequent
         Monthly Collections (VIII(G                                     $0.00
     (O) Total Amount Available for Distributions
         (A(A+B+C+D+E+F+G+H-I-J-K+M+N)                           $2,726,444.21


     B. EARLY AMORTIZATION EVENT TRIGGERS                 (Yes = 1, No = 0)

     (A) Has an Event of Default occurred under the Indenture?               0
     (B) Has a Servicer Default occurred under the Servicing Agreement?      0
     (C) Has an Administrator Default occurred under the
         Administration Agreement?                                           0
     (D) Has an event of insolvency occurred with respect to the Seller?     0
     (E) Has the Trust become subject to registration as an investment
         company under the Investment Company Act of 1940?                   0
     (F) Has the percentage by principal balance of proprietary or
         vocational school loans exceeded 30% of the Pool Balance?           0
           (i) Principal balance of proprietary or
               vocational school loans              $53,311,889.28
           (ii) Percentage of proprietary or
                vocational school loans                       19.76%
     (G) Has the percentage by principal balance of student loans which are not in repayment and are not eligible for subsidy exceeded 40%
         of the Pool Balance?                                                0
           (i) Principal balance of student loans which are
               not in repayment and are not eligible for subsidy $8,521,161.00
           (ii) Percentage of student loans which are not in
                repayment and are not eligible for subsidy          3.16%
     (H) Has the Excess Spread for this Quarterly Payment Date
         and for the preceding Quarterly Payment Date fallen below 1%?
        (Not applicable for the first Quarterly Payment Date)                0
     (I) Has an Early Amortization Event occured?     0    No.
                                                The Revolving Period continues.
                                                                             0
     C. PRINCIPAL DISTRIBUTION AMOUNT
     (A) Revolving Period? (Yes = 1,No = 0)                                  1
     (B) Required Principal Distribution Amount                          $0.00

     D. DISTRIBUTIONS
     (A) Servicing Fee
           (i) Servicing Fee Due (V(E)+III(G))                     $126,458.11
           (ii) Servicing Fee Paid                                 $126,458.11
           (iii) Unpaid Servicing Fee (i-ii)                             $0.00
     (B) Administration Fee

           (i) Administration Fee Due (VIII(E)+III(H))               $8,992.79
           (ii) Administration Fee Paid                              $8,992.79
           (iii) Unpaid Administration Fee (i-ii)                        $0.00

             USA GROUP SECONDARY MARKET SERVICES, INC.                  Page 6
     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     (C) Senior Note Interest
           (i) Class A-1 Noteholders' Interest Distribution
               Amount ((II(E)(i)+III(A)*IV(P)*IV(D)/IV(B)))-II(N)  $976,610.29
           (ii) Class A-2 Noteholders' Interest Distribution
                Amount ((II(F)(i)+ III(C)*IV(R)*IV(D)/360)         $402,404.64
           (iii) Total Senior Interest Due (i+ii)                $1,379,014.93
           (iv) Total Senior Interest Paid                       $1,379,014.93
           (v) Class A-1 Interest Paid (from Collection Account)
               ((i/iii)*iv)                                        $976,610.29
           (vi) Class A-1 Interest Paid
               (from Class A-1 Interest Account) (III(N)         $1,847,993.53
           (vii) Total Class A-1 Interest Paid (v+vi)            $2,824,603.82
           (viii) Class A-2 Interest Paid ((ii/iii)*iv)            $402,404.64
           (ix) Class A-1 Interest Carryover Shortfall (i-v)            ($0.00)
           (x) Class A-2 Interest Carryover Shortfall (ii-viii)          $0.00
           (xi) Class A-1 Interest T-Bill Carryover Shortfall            $0.00
           (xii) Class A-2 Interest LIBOR Carryover Shortfall            $0.00
     (D) Subordinate Note Interest
           (i) Subordinate Note Interest Due
               ((II(G)(i)+III(E))*IV(T)*IV(D)/360)                  $53,574.78
           (ii) Subordiate Note Interest Paid                       $53,574.78
           (iii) Subordiate Note Interest Carryover Shortfall (i-ii)     $0.00
           (iv) Subordinate Note Interest LIBOR Carryover Shortfall      $0.00
     (E) Class A-1 Principal
           (i) Class A-1 Planned Balance (VIII(J))             $194,576,000.00
           (ii) Class A-1 Principal Due
               (MIN(II(E(i)),MAX(0,II(E(i))-D(E(i)))))                   $0.00
           (iii) Class A-1 Principal Paid                                $0.00
           (iv) Class A-1 Principal Shortfall (ii-iii)                   $0.00
     (F) Class A-2 Principal
           (i) Class A-2 Principal Due                                   $0.00
           (ii) Class A-2 Principal Paid                                 $0.00
           (iii) Class A-2 Principal Shortfall (i-ii)                    $0.00
     (G) Subordinate Note Principal
           (i) Subordinate Notes Principal Due                           $0.00
           (ii) Subordinate Notes Principal Paid                         $0.00
           (iii) Subordinate Notes Principal Shortfall (i-ii)            $0.00
     (H) Purchase Premium
           (i) Purchase Premium Amounts Due                              $0.00
           (ii) Purchase Premium Amounts Paid                            $0.00
                (This can only be paid after Revolving Period terminates)
           (iii) Unpaid Purchase Premium Amounts                         $0.00
     (I) "Turbo" Principal
           (i) Class A-1 Principal
           (ii) Class A-2 Principal
           (iii) Subordinate Note Principal
           (iv) Total "Turbo" Principal
           (This can only be paid prior to Parity,
               after Revolving Period Terminates)                        $0.00
     (J) Senior Note Interest T-Bill/LIBOR Carryover
           (i) Class A-1 Interest T-Bill Carryover Due
           (ii) Class A-2 Interest LIBOR Carryover Due
           (iii) Total Senior Interest T-Bill/LIBOR Carryover            $0.00
           (iv) Total Senior Interest T-Bill/LIBOR Carryover Paid        $0.00
           (v) Class A-1 Interest T-Bill Carryover Paid ((i/iii)*iv)     $0.00
           (vi) Class A-2 Interest LIBOR Carryover Paid ((ii/iii)*iv)    $0.00
           (vii) Class A-1 Interest T-Bill Carryover Shortfall (i-v)     $0.00
           (viii) Class A-2 Interest LIBOR Carryover Shortfall (ii-vi)   $0.00
     (K) Subordinate Note Interest LIBOR Carryover
           (i) Subordinate Note Interest LIBOR Carryover Due             $0.00
           (ii) Subordiate Note Interest LIBOR Carryover Paid            $0.00
           (iii) Subordiate Note Interest LIBOR Carryover
                 Shortfall (i-ii)                                        $0.00
     (L) Servicing Fee Shortfalls
           (i) Servicing Fee Shortfall Due (V(F)+III(I))                 $0.00
           (ii) Servicing Fee Shortfall Paid                             $0.00
           (iii) Unpaid Servicing Fee Shortfall (i-ii)                   $0.00
     E. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Account Balance (III(L))                      $4,254,000.00
     (B) Draw Due to Insufficient Funds (A(M))                           $0.00
     (C) Required Account Balance                                $4,254,000.00
     (D) Account Deposit/(Release)                                       $0.00
     (E) Ending Account Balance (E(A-B+D))                       $4,254,000.00

              USA GROUP SECONDARY MARKET SERVICES, INC.                 Page 7
     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     F. RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
     (A) Beginning Account Balance (III(M))                     $3,068,029.29
     (B) Deposit from Collection Account (VIII(H))              $3,691,249.54
     (C) Deposit from Reserve Fund Release                      $1,158,403.61
        (Deposit can be made only prior to Parity, during
          Revolving Period)
     (C) Draw for Accrued Interest (VIII(I))                     ($415,971.85)
     (D) Draw for New Loans (VII(C)(i+ii))                     ($2,706,660.00)
     (E) Draw for Serial Loans (VII(D)(i+ii))                    ($348,723.73)
     (F) Draw for Consolidation Loans (VII(E)(ii))               ($590,673.33)
     (G) Ending Account Balance (F(A+B+C+D+E+F+G))              $3,855,653.53

     G. RECONCILIATION OF CLASS A-1 INTEREST ACCOUNT
     (A) Beginning Account Balance (III(N))                     $1,847,993.53
     (B) Deposit from Distributions (Monthly Only)                      $0.00
     (C) Interest Payment to Class A-1 Senior Notes
         (Quarterly Only)                                      ($1,847,993.53)
     (D) Ending Account Balance (G(A+B+C))                              $0.00

     H. ADDITIONAL REPORTING REQUIREMENTS
     (A) Class A-1 Notes Interest Rate      (based on 91-Day T-Bill) 5.82264%
     (B) Class A-2 Notes Interest Rate      (based on LIBOR)         5.90797%
     (C) Subordinate Notes Interest Rate    (based on LIBOR)         6.26797%
     (D) Cumulative New Loans This Quarter                     $4,966,965.51
     (E) Cumulative Serial Loans This Quarter                  $3,240,244.89
     (F) Cumulative Consolidation Loans This Quarter,
         From Within the Trust                                         $0.00
     (G) Cumulative Consolidation Loans This Quarter,
         From Outside the Trust                                $1,710,964.76
     (H) Cumulative Accrued Interest to be Capitalized
         This Quarter, From Collateral Reinvestment Account    $1,569,780.36
     (I) Cumulative Accrued Interest to be Capitalized
         This Quarter, From Collections                                 $0.00
     (J) Draw From Subsequent Collection Period (VIII(G))               $0.00
     (K) Excess Monthly Available Funds Released to SMS                 $0.00

     I. BOND AND POOL BALANCES AND FACTORS  Begin of Period      End of Period
     (A) Total Bond Balance                 $283,600,000.00    $283,600,000.00
     (B) Total Bond Factor                       1.00000000          1.0000000
     (C) Pool Balance                       $269,863,086.45    $269,783,651.37
     (D) Pool Factor                             0.99312894         0.99283661
     (E) Class A-1 Note Balance             $194,576,000.00    $194,576,000.00
     (F) Class A-1 Note Factor                   1.00000000         1.00000000
     (G) Class A-1 Principal Shortfall                $0.00              $0.00
     (H) Class A-2 Note Balance              $79,098,000.00     $79,098,000.00
     (I) Class A-2 Note Factor                   1.00000000         1.00000000
     (J) Class A-2 Principal Shortfall                 0.00               0.00
     (K) Subordinate Note Balance             $9,926,000.00      $9,926,000.00
     (L) Subordinate Note Factor                 1.00000000         1.00000000
     (M) Subordinate Note Principal Shortfall         $0.00              $0.00

              USA GROUP SECONDARY MARKET SERVICES, INC.                 Page 8
     QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     (i) The amount of the distribution allocable to principal for the:
           (a) Class A-1 Notes                            (1a)          $0.00
           (b) Class A-2 Notes                            (1b)          $0.00
           (c) Subordinate Notes                          (1c)          $0.00

     (ii) The amount of the distribution allocable to interest for the:
           (a) Class A-1 Notes (For Quarter)              (2a)  $2,824,603.82
           Class A-2 Notes (Month 1)                              $370,112.73
           Class A-2 Notes (Month 2)                              $370,112.73
           Class A-2 Notes (Month 3)                              $402,404.64
           (b) Class A-2 Notes (For Quarter)              (2b)  $1,142,630.10
           Subordinate Notes (Month 1)                             $49,423.21
           Subordinate Notes (Month 2)                             $49,423.21
           Subordinate Notes (Month 3)                             $53,574.78
           (c) Subordinate Notes (For Quarter)            (2c)    $152,421.20

     (iii) The interest rates for the:
           Class A-1 Notes (Month 1)                                 5.87867%
           Class A-1 Notes (Month 2)                                 5.70833%
           Class A-1 Notes (Month 3)                                 5.82264%
           Class A-2 Notes (Month 1)                                 5.61500%
           Class A-2 Notes (Month 2)                                 5.61500%
           Class A-2 Notes (Month 3)                                 5.90797%
           Subordinate Notes (Month 1)                               5.97500%
           Subordinate Notes (Month 2)                               5.97500%
           Subordinate Notes (Month 3)                               6.26797%

     (iv) The Pool Balance as of the close of business on
          the last day of the Collection Period            (4)$269,783,651.37

     (v) The ending aggregate outstanding principal balance for the:
           (a) Class A-1 Notes                            (5a)$194,576,000.00
           (b) Class A-2 Notes                            (5b) $79,098,000.00
           (c) Subordinate Notes                          (5c)  $9,926,000.00

     (vi) The ending outstanding bond factors for the:
           (a) Class A-1 Notes                            (6a)     1.00000000
           (b) Class A-2 Notes                            (6b)     1.00000000
           (c) Subordinate Notes                          (6c)     1.00000000

     (vii) The amount of the Servicing Fee
           Paid for Month 1                                       $134,302.82
           Paid for Month 2                                       $128,655.86
           Paid for Month 3                                       $126,458.11
           (a) Paid for the Quarter                       (7a)    $389,416.79
           (b) Unpaid for the Quarter                     (7b)          $0.00

     (viii)  The amount of the Administration Fee
           Paid for Month 1                                         $8,938.60
           Paid for Month 2                                         $8,982.17
           Paid for Month 3                                         $8,992.79
           (a) Paid for the Quarter                       (8a)     $26,913.56
           (b) Unpaid for the Quarter                     (8b)          $0.00

     (ix) The amount of Monthly Consolidation Loan Rebate Fee
           Paid for Month 1                                        $92,026.00
           Paid for Month 2                                        $91,948.00
           Paid for Month 3                                        $91,761.00
           (a) Paid for the Quarter                       (9a)    $275,735.00

     (x) The amount of aggreate Realized Losses for the Collection Period
                                                          (10)          $0.00

                USA GROUP SECONDARY MARKET SERVICES, INC.                Page 9
      QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1996-A
     Interest Period December 27, 1996 through January 26, 1996
     Collection Period October 1, 1996 through December 31, 1996

     (xi) Interest Carryover Shortfall Amounts
           (a) Class A-1 Notes Previous Interest Carryover Shortfall
                                                          (11a)          $0.00
           (b) Class A-1 Notes Current Interest Carryover Shortfall
                                                          (11b)         ($0.00)
           (c) Class A-2 Notes Previous Interest Carryover Shortfall
                                                          (11c)          $0.00
           (d) Class A-2 Notes Current Interest Carryover Shortfall
                                                          (11d)          $0.00
           (e) Subordinate Notes Previous Interest Carryover Shortfall
                                                          (11e)          $0.00
           (f) Subordinate Notes Current Interest Carryover Shortfall
                                                          (11f)          $0.00
     (xii) Interest T-Bill/LIBOR Carryover Shortfall Amounts
           (a) Class A-1 Notes Previous Interest T-Bill Carryover Shortfall
                                                          (12a)          $0.00
           (b) Class A-1 Notes Current Interest T-Bill Carryover Shortfall
                                                          (12b)          $0.00
           (c) Class A-2 Notes Previous Interest LIBOR Carryover Shortfall
                                                          (12c)          $0.00
           (d) Class A-2 Notes Current Interest LIBOR Carryover Shortfall
                                                          (12d)          $0.00
           (e) Subordinate Notes Previous Interest LIBOR Carryover Shortfall
                                                          (12e)          $0.00
           (f) Subordinate Notes Current Interest LIBOR Carryover Shortfall
                                                          (12f)          $0.00
     (xiii) Principal Shortfall Amounts
           (a) Class A-1 Notes Previous Principal Shortfall
                                                          (13a)          $0.00
           (b) Class A-1 Notes Current Principal Shortfall(13b)          $0.00
           (c) Class A-2 Notes Previous Principal Shortfall
                                                          (13c)          $0.00
           (d) Class A-2 Notes Current Principal Shortfall(13d)          $0.00
           (e) Subordinate Notes Previous Principal Shortfall
                                                          (13e)          $0.00
           (f) Subordinate Notes Current Principal Shortfall
                                                          (13f)          $0.00
     (xiv) Loans Repurchased this Period                  (14)       $    0.00
     (xv) Reserve Account Balance                         (15)   $4,254,000.00
     (xvi) Collateral Reinvestment Account Balance        (16)   $3,855,653.53
     (xvii) Loans Conveyed/Originated (from outside the trust) this Period
                                                          (17)   $9,918,175.16
     USA GROUP SECONDARY MARKET SERVICES, INC.
     Administrator


     /s/ Cheryl E. Watson
     Cheryl E. Watson
     Vice President

                                                 SMS STUDENT LOAN TRUST 1996-A





                             ADDENDUM


               Notice of LIBOR Interest Rate Reset



           LIBOR Determination Date:                       01/23/97
          Interest Period Beginning:                       01/27/97
                                         LIBOR Rate:       5.43750%

SMS Student Loan Trust 1996-A:

Class A-2 Notes                                 5.67750%
Subordinate Notes                               6.03750%


   Should you have any questions regarding the above information, please contact
                       Heidi Lange at 317 598-4656.

                                               SMS STUDENT LOAN TRUST 1996-A

                               ADMINISTRATOR ORDER

     In accordance with the following Sections of the Administration Agreement dated as of April 1, 1996, among SMS STUDENT LOAN TRUST 1996-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, duly authorized officers of the Administrator, do hereby direct the Indenture Trustee to make the following distributions, ensuring that all wire transfers are distributed by 11:00 a.m. (New York Time):


     Section 2(d)(v)(B) - Administration Fee
     Wire Date:  01/27/97    Amount: $8,992.79  From Fund:   Collection Account

     Wire transfer instructions are  USA Group Secondary Market Services,
     as follows:                     Inc.
                                     NBD Bank, N.A.
                                     ABA   074 000 052
                                     Acct. # 7000-07-638-841
                                     Attn:  Leonard Gurin
                                     Ref:  Admin Fees/1996-A

     Section 2(d)(v)(A) - Servicing Fee
     Wire Date:  01/27/97    Amount: $126,458.11 From Fund:   Collection Account


     Wire transfer instructions are as follows:
                                     USA Group Loan Services,  Lender Servicing
                                     ABA   074 000 052
                                     Acct. # 7000-02-754-614
                                     Ref: Lender 824690-00001

     Section 2(d)(ii) - Consolidation Loan Rebate Fee
            End-of-Month Principal Balance:   $102,963,183.62
                                                $1,906,222.55
                    Annualized Rebate Rate:             1.05%

      Check Date: 01/27/97   Amount: $91,761.00  From Fund:   Collection Account

     Check instructions are as follows:
                                     US Department of Education
                                     Interest Payment Processing
                                     P.O. Box 4138
                                     Greenville, TX 75403-4138

     In witness whereof, the undersigned have signed their names on behalf of the Corporation on this 21st day of January, 1997.

     USA GROUP SECONDARY MARKET SERVICES, INC.
     Administrator


     /s/ Cheryl E. Watson
     Cheryl E. Watson
     Vice President

                                               SMS STUDENT LOAN TRUST 1996-A

                                 ADMINISTRATOR ORDER

     In accordance with the following Sections of the Administration Agreement dated as of April 1, 1996, among SMS STUDENT LOAN TRUST 1996-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, duly authorized officers of the Administrator, do hereby direct the Indenture Trustee to distribute interest payments to the Noteholders as follows, ensuring that all wire transfers are distributed by 11:00 a.m. (New York Time):

     Section 2(d)(v)(C) - Noteholders' Distribution Amount

     Wire Date:  01/27/97  Class A-1 Noteholders:   $976,610.29
                 From Fund:   Collection Account

     Wire Date:  01/27/97   Class A-2 Noteholders:  $402,404.64
                 From Fund:   Collection Account

     Wire Date:  01/27/97   Subordinate Noteholders:  $53,574.78
                 From Fund:   Collection Account

     Section 2(g)(i) - Withdrawal from the Class A-1 Interest Account

     Wire Date:  01/27/97   Class A-1 Noteholders: $1,847,993.53
                 From Fund:   Class A-1 Interest Account

     In witness whereof, the undersigned have signed their names on behalf of the Corporation on this 21st day of January, 1997.



     USA GROUP SECONDARY MARKET SERVICES, INC.
     Administrator



     /s/ Cheryl E. Watson
     Cheryl E. Watson
     Vice President

                                                  SMS STUDENT LOAN TRUST 1996-A

                                ADMINISTRATOR ORDER

     In accordance with the following Sections of the Administration Agreement dated as of April 1, 1996, among SMS STUDENT LOAN TRUST 1996-A, a
     Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, a duly authorized officer of the Administrator, does hereby direct the Indenture Trustee to make the following transfers:

     Section 2(c)(v) - Investment Income

     Transfer Amount: $18,637.00   Date:01/24/97  From Fund: Reserve Account
                                                    To Fund: Collection Account

     Transfer Amount: $12,874.69   Date:01/24/97
                                     From Fund: Collateral Reinvestment Account
                                       To Fund: Collection Account

     Transfer Amount:  $4,095.13   Date:01/24/97
                                     From Fund: Class A-1 Interest Account
                                       To Fund:  Collection Account

     Section 2(f)(i)(D) - Capitalized Interest Amount

     Transfer Amount:$415,971.85   Date:01/24/97
                                      From Fund: Collateral Reinvestment Account
                                        To Fund:  Collection Account


     In witness whereof, the undersigned has signed her name on behalf of the Corporation on this 21st day of January, 1997.


     USA GROUP SECONDARY MARKET SERVICES, INC.
     Administrator


     /s/ Cheryl E. Watson
     Cheryl E. Watson
     Vice President

                                                 SMS STUDENT LOAN TRUST 1996-A

                                ADMINISTRATOR ORDER

     In accordance with the following Sections of the Administration Agreement dated as of April 1, 1996, among SMS STUDENT LOAN TRUST 1996-A, a
     Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, duly authorized officers of the Administrator, do hereby direct the Indenture Trustee to make the following transfers:

     Section 2(d)(v)(D) - Available Funds to the Reserve Account
          Transfer Amount: $1,158,403.61  Date: 01/27/97
                                             From Fund: Collection Account
                                               To Fund: Reserve Account

     Section 2(e)(ii)(a) - Reserve Account Excess to Collateral Reinvestment
                           Account

          Transfer Amount:  $1,158,403.61  Date: 01/27/97
                                  From Fund: Reserve Account
                                    To Fund: Collateral Reinvestment Account

     In witness whereof, the undersigned have signed their names on behalf of the Corporation on this 21st day of January, 1997.


     USA GROUP SECONDARY MARKET SERVICES, INC.
     Administrator


     /s/ Cheryl E. Watson
     Cheryl E. Watson
     Vice President

                                               SMS STUDENT LOAN TRUST 1996-A

                                OFFICERS' CERTIFICATE

     In accordance with Section 11.02 of the Indenture dated as of April 1, 1996, between SMS Student Loan Trust 1996-A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the " Indenture
     Trustee") (such Indenture hereinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01 (b)(v) of the Indenture, hereby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01 (b)(v) of the Indenture that occurred from the Closing Date were in the ordinary course of the Issuer's business and (ii) the proceeds thereof were applied in accordance with the Basic Documents.

     Terms used herein and not specifically herein defined shall have the meaning ascribed to them in the Indenture.

     In witness whereof, the undersigned have signed their names on behalf of the Administrator on this 21st day of January, 1997.

     USA GROUP SECONDARY MARKET SERVICES, INC.
     Administrator



     /s/ Cheryl E. Watson                         /s/ Stephen W. Clinton
     Cheryl E. Watson                             Stephen W. Clinton
     Vice President                               President